Exhibit 99.1

UNION PACIFIC REPORTS BEST-EVER QUARTERLY RESULTS

Third Quarter Diluted Earnings per Share Up 18 Percent

FOR IMMEDIATE RELEASE

All-Time Quarterly Records

•	Diluted earnings per share of $2.19 improved 18 percent.

•	Operating revenues totaled $5.3 billion, up 5 percent.

•	Operating income totaled $1.8 billion, up 13 percent.

•	Operating ratio of 66.6 percent improved 2.5 points.

•	Customer satisfaction index reached 94, up 3 points.

Omaha, Neb., October 18, 2012 – Union Pacific Corporation (NYSE: UNP) today reported 2012 third quarter net income of $1 billion, or $2.19 per diluted share, compared to $904 million, or $1.85 per diluted share, in the third quarter 2011.

“Despite a 12 percent decline in coal volumes and significantly weaker steel and scrap metal markets, we generated best-ever financial results across the board,” said Jack Koraleski, Union Pacific chief executive officer. “We achieved solid core pricing gains, managed our network efficiently and delivered on the benefits of our diverse franchise with growth in other markets.”

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Third Quarter Summary

Third quarter business volumes, as measured by total revenue carloads, were down slightly compared to 2011. Volume growth in chemicals, automotive and intermodal offset declines in shipments of coal, agricultural products and industrial products. Quarterly operating revenue increased 5 percent in the third quarter 2012 to $5.3 billion versus $5.1 billion in the third quarter 2011. In addition:

•	Quarterly freight revenue increased 4 percent compared to the third quarter 2011, mainly driven by core pricing gains of 5 percent.

•

Union Pacific’s operating ratio of 66.6 percent was an all-time quarterly best, 2.5 points better than the third quarter 2011 and a 0.4 point improvement from the previous record set in the second quarter 2012.

•	Average quarterly diesel fuel prices were flat at $3.19 per gallon in the third quarter 2012 compared to $3.18 per gallon in the third quarter 2011.

•	The Customer Satisfaction Index of 94 set an all-time quarterly record and was 3 points better than the third quarter 2011.

•

Quarterly train speed, as reported to the Association of American Railroads, was 26.1 mph, increasing 6 percent compared to the third quarter 2011. Severe drought conditions in the South negatively impacted train speed in the third quarter of last year.

•	The Company repurchased 3.1 million shares in the third quarter 2012 at an average share price of $122.13 and an aggregate cost of $378 million.

Summary of Third Quarter Freight Revenues

•	Chemicals up 17 percent

•	Automotive up 15 percent

•	Intermodal up 8 percent

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•	Industrial Products up 2 percent

•	Agricultural down 4 percent

•	Coal down 5 percent

2012 Outlook

“As we look out over the next several months, the political and financial challenges in the U.S. and abroad have increased economic uncertainty,” Koraleski said. “In this environment, we’ll continue to be agile as we were in the third quarter. We’ll adapt to changing market conditions and leverage our diverse franchise to provide excellent customer service and generate strong returns for our shareholders.”

About Union Pacific

It was 150 years ago that Abraham Lincoln signed the Pacific Railway Act of July 1, 1862, creating the original Union Pacific. One of America’s iconic companies, today, Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP), linking 23 states in the western two-thirds of the country by rail and providing freight solutions and logistics expertise to the global supply chain. From 2000 through 2011, Union Pacific spent more than $31 billion on its network and operations, making needed investments in America’s infrastructure and enhancing its ability to provide safe, reliable, fuel-efficient and environmentally responsible freight transportation. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. The railroad serves many of the fastest-growing U.S. population centers and emphasizes excellent customer service. Union Pacific operates competitive routes from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada’s rail systems and is the only railroad serving all six major Mexico gateways.

Investor contact is Michelle Gerhardt, (402) 544-4227.

Media contact is Donna Kush, (402) 544-3753.

Supplemental financial information is attached.

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This press release and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to economic conditions; its ability to adapt to changing market conditions and continue providing quality customer service; and its ability to generate returns for its shareholders. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2011, which was filed with the SEC on February 3, 2012. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2012	2011	%		2012	2011	%
Operating Revenues
Freight revenues	$5,019	$4,836	4%		$14,755	$13,679	8%
Other revenues	324	265	22		921	770	20
Total operating revenues	5,343	5,101	5		15,676	14,449	8

Operating Expenses
Compensation and benefits	1,188	1,193	-		3,550	3,526	1
Fuel	880	916	(4)		2,688	2,646	2
Purchased services and materials	542	506	7		1,610	1,497	8
Depreciation	447	408	10		1,307	1,204	9
Equipment and other rents	300	293	2		895	878	2
Other	200	207	(3)		606	591	3
Total operating expenses	3,557	3,523	1		10,656	10,342	3

Operating Income	1,786	1,578	13		5,020	4,107	22
Other income	28	17	65		65	58	12
Interest expense	(137)	(142)	(4)		(407)	(431)	(6)
Income before income taxes	1,677	1,453	15		4,678	3,734	25
Income taxes	(635)	(549)	16		(1,771)	(1,406)	26
Net Income	$1,042	$904	15%		$2,907	$2,328	25%

Share and Per Share
Earnings per share - basic	$2.21	$1.87	18%		$6.13	$4.78	28%
Earnings per share - diluted	$2.19	$1.85	18		$6.08	$4.74	28
Weighted average number of shares - basic	472.0	484.2	(3)		474.5	487.4	(3)
Weighted average number of shares - diluted	475.2	488.1	(3)		477.9	491.5	(3)
Dividends declared per share	$0.60	$0.475	26		$1.80	$1.33	35

Operating Ratio	66.6%	69.1%	(2.5)	pts	68.0%	71.6%	(3.6)	pts
Effective Tax Rate	37.9%	37.8%	0.1	pts	37.9%	37.7%	0.2	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	3rd Quarter			Year-to-Date
For the Periods Ended September 30,	2012	2011	%	2012	2011	%
Freight Revenues (Millions)
Agricultural	$783	$814	(4)%	$2,495	$2,470	1%
Automotive	436	379	15	1,341	1,102	22
Chemicals	841	720	17	2,404	2,087	15
Coal	1,058	1,112	(5)	2,922	3,014	(3)
Industrial Products	879	863	2	2,659	2,356	13
Intermodal	1,022	948	8	2,934	2,650	11
Total	$5,019	$4,836	4%	$14,755	$13,679	8%

Revenue Carloads (Thousands)
Agricultural	218	223	(2)%	685	698	(2)%
Automotive	181	160	13	551	482	14
Chemicals	275	233	18	777	689	13
Coal	501	572	(12)	1,408	1,606	(12)
Industrial Products	299	305	(2)	905	865	5
Intermodal*	857	848	1	2,481	2,437	2
Total	2,331	2,341	-%	6,807	6,777	-%

Average Revenue per Car
Agricultural	$3,596	$3,655	(2)%	$3,643	$3,537	3%
Automotive	2,407	2,364	2	2,435	2,287	6
Chemicals	3,064	3,087	(1)	3,094	3,029	2
Coal	2,111	1,945	9	2,075	1,877	11
Industrial Products	2,933	2,832	4	2,938	2,724	8
Intermodal*	1,192	1,119	7	1,182	1,087	9
Average	$2,153	$2,066	4%	$2,168	$2,019	7%

*	Each intermodal container or trailer equals one carload

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	Sep. 30, 2012	Dec. 31, 2011
Assets
Cash and cash equivalents	$1,130	$1,217
Other current assets	2,816	2,510
Investments	1,235	1,175
Net properties	41,617	39,934
Other assets	272	260
Total assets	$47,070	$45,096

Liabilities and Common Shareholders’ Equity
Debt due within one year	$713	$209
Other current liabilities	3,161	3,108
Debt due after one year	8,773	8,697
Deferred income taxes	12,858	12,368
Other long-term liabilities	2,016	2,136
Total liabilities	27,521	26,518

Total common shareholders’ equity	19,549	18,578

Total liabilities and common shareholders’ equity	$47,070	$45,096

Debt to Capital	32.7%	32.4%
Adjusted Debt to Capital*	40.2%	40.7%

*	Adjusted Debt to Capital is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended September 30,	2012	2011
Operating Activities
Net income	$2,907	$2,328
Depreciation	1,307	1,204
Deferred income taxes	490	721
Other - net	(338)	81
Cash provided by operating activities	4,366	4,334

Investing Activities
Capital investments	(2,876)	(2,218)
Other - net	10	(23)
Cash used in investing activities	(2,866)	(2,241)

Financing Activities
Common shares repurchased	(1,179)	(1,036)
Dividends paid	(860)	(607)
Debt issued	695	486
Debt repaid	(250)	(188)
Debt exchange	-	(272)
Other - net	7	85
Cash used in financing activities	(1,587)	(1,532)

Net Change in Cash and Cash Equivalents	(87)	561
Cash and cash equivalents at beginning of year	1,217	1,086
Cash and Cash Equivalents End of Period	$1,130	$1,647

Free Cash Flow*
Cash provided by operating activities	$4,366	$4,334
Cash used in investing activities	(2,866)	(2,241)
Dividends paid	(860)	(607)
Free cash flow	$640	$1,486

*

Free cash flow is a non-GAAP measure; however, we believe that it is important to management and investors in evaluating our financial performance and measures our ability to generate cash without incurring additional financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	3rd Quarter				Year-to-Date
For the Periods Ended September 30,	2012	2011	%		2012	2011	%

Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	245,415	250,855	(2)%		720,382	725,477	(1)%
Employees (average)	46,205	45,507	2		45,882	44,841	2
GTMs (millions) per employee	5.31	5.51	(4)		15.70	16.18	(3)
Customer satisfaction index	94	91	3	pts	93	91	2	pts

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.19	$3.18	-%		$3.21	$3.11	3%
Fuel consumed in gallons (millions)	267	277	(4)		811	820	(1)
Fuel consumption rate*	1.084	1.103	(2)		1.125	1.130	-

AAR Reported Performance Measures
Average train speed (miles per hour)	26.1	24.6	6%		26.4	25.6	3%
Average terminal dwell time (hours)	26.0	26.2	(1)		26.0	26.1	-
Average rail car inventory (thousands)	268.0	274.4	(2)		270.7	272.5	(1)

Revenue Ton-Miles (Millions)
Agricultural	19,349	20,991	(8)%		62,470	66,145	(6)%
Automotive	3,596	3,218	12		11,113	9,600	16
Chemicals	17,608	14,855	19		50,446	44,376	14
Coal	55,468	63,274	(12)		156,169	176,274	(11)
Industrial Products	17,772	17,746	-		53,915	49,852	8
Intermodal	19,513	19,961	(2)		58,529	58,726	-
Total	133,306	140,045	(5)%		392,642	404,973	(3)%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2012
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$4,823	$4,913	$5,019	$14,755
Other revenues	289	308	324	921
Total operating revenues	5,112	5,221	5,343	15,676

Operating Expenses
Compensation and benefits	1,211	1,151	1,188	3,550
Fuel	926	882	880	2,688
Purchased services and materials	526	542	542	1,610
Depreciation	427	433	447	1,307
Equipment and other rents	296	299	300	895
Other	216	190	200	606
Total operating expenses	3,602	3,497	3,557	10,656

Operating Income	1,510	1,724	1,786	5,020
Other income	16	21	28	65
Interest expense	(135)	(135)	(137)	(407)
Income before income taxes	1,391	1,610	1,677	4,678
Income tax expense	(528)	(608)	(635)	(1,771)
Net Income	$863	$1,002	$1,042	$2,907

Share and Per Share
Earnings per share - basic	$1.81	$2.11	$2.21	$6.13
Earnings per share - diluted	$1.79	$2.10	$2.19	$6.08
Weighted average number of shares - basic	477.8	473.8	472.0	474.5
Weighted average number of shares - diluted	481.4	477.2	475.2	477.9
Dividends declared per share	$0.60	$0.60	$0.60	$1.80

Operating Ratio	70.5%	67.0%	66.6%	68.0%
Effective Tax Rate	38.0%	37.8%	37.9%	37.9%

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2012
	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$858	$854	$783	$2,495
Automotive	430	475	436	1,341
Chemicals	768	795	841	2,404
Coal	995	869	1,058	2,922
Industrial Products	863	917	879	2,659
Intermodal	909	1,003	1,022	2,934
Total	$4,823	$4,913	$5,019	$14,755

Revenue Carloads (Thousands)
Agricultural	234	233	218	685
Automotive	180	190	181	551
Chemicals	241	261	275	777
Coal	495	412	501	1,408
Industrial Products	290	316	299	905
Intermodal*	778	846	857	2,481
Total	2,218	2,258	2,331	6,807

Average Revenue per Car
Agricultural	$3,664	$3,665	$3,596	$3,643
Automotive	2,390	2,505	2,407	2,435
Chemicals	3,184	3,044	3,064	3,094
Coal	2,010	2,109	2,111	2,075
Industrial Products	2,977	2,907	2,933	2,938
Intermodal*	1,169	1,185	1,192	1,182
Average	$2,175	$2,176	$2,153	$2,168

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	Sep. 30, 2012	Dec. 31, 2011
Debt (a)	$9,486	$8,906
Equity	19,549	18,578
Capital (b)	$29,035	$27,484
Debt to capital (a/b)	32.7%	32.4%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	Sep. 30, 2012	Dec. 31, 2011
Debt	$9,486	$8,906
Net present value of operating leases	3,096	3,224
Unfunded pension and OPEB	548	623
Adjusted debt (a)	13,130	12,753
Equity	19,549	18,578
Adjusted capital (b)	$32,679	$31,331
Adjusted debt to capital (a/b)	40.2%	40.7%

*

Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 6.0% at September 30, 2012 and 6.2% at December 31, 2011. The lower discount rate reflects changes to interest rates and our current financing costs. Management believes this is an important measure to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.